SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 23, 2002

(Date of earliest event reported)

WASHINGTON FEDERAL, INC.

(Exact name of registrant as specified in its charter)

Washington	0-25454	91-161606
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

425 Pike Street, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 624-7930

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1

Item 9. Regulation FD Disclosure

     On December 23, 2002, Washington Federal, Inc. (the “Company”) filed its annual report on Form 10-K for the period ended September 30, 2002 (the “Report”). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the chief executive officer and chief financial officer of the Company have signed a certification with respect to the Report, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON FEDERAL, INC.

	By:	/s/ Roy M. Whitehead Roy M. Whitehead Vice Chairman, President and Chief Executive Officer
Date: December 23, 2002.